Exhibit 10.22
2026 BASE SALARY TABLE FOR NAMED EXECUTIVE OFFICERS

The 2026 annual base salaries of the following Named Executive Officers of Ameren Corporation (“Ameren”), Union Electric Company (“UE”) and Ameren Illinois Company (“AIC”) (which officers are employed by Ameren and/or an Ameren subsidiary as of February 18, 2026, and were determined to the extent applicable by reference to the Ameren Proxy Statement and the UE and AIC Information Statements for the 2026 annual meetings of shareholders and by reference to the definition of “Named Executive Officer” in Item 402(a)(3) of SEC Regulation S-K) are as follows:

Name, Position and Entities for which Officer is a Named Executive Officer	2026 Base Salary
Martin J. Lyons, Jr. Chairman, President & CEO – Ameren (Ameren, UE, AIC)	$1,360,000
Michael L. Moehn Group President, Ameren Utilities (Ameren, UE, AIC)	$960,000
Leonard P. Singh Executive Vice President and Chief Financial Officer (Ameren, AIC)	$715,000
Shawn E. Schukar Chairman and President, Ameren Transmission Company of Illinois (Ameren, AIC)	$577,700
Mark C. Lindgren Executive Vice President, Communications and Chief Human Resources Officer (Ameren, UE, AIC)	$501,800
Theresa A. Shaw Senior Vice President, Chief Accounting and Transformation Officer (UE)	$450,000